Second Quarter 2019 Earnings Call David Burritt President and Chief Executive Officer Kevin Bradley Executive Vice President and Chief Financial Officer Kevin Lewis General Manager, Investor Relations August 2, 2019 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the second quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10- Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as the December 24, 2018 Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, significant temporary idling charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs and the reversal of our tax valuation allowance that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Today’s Highlights Second Quarter 2019 Results Execution Update . 2Q adjusted EBITDA: $278 million . Completed important planned outages … on time and on . Flat-rolled: strong execution in the budget face of logistic challenges; temporarily idled blast furnace . Advanced strategic projects ... capacity to align with order book on time and on budget with annual EBITDA benefits of nearly . U. S. Steel Europe: market $400M over the next 3-4 years pressures continue . Adding capability – not . Tubular: execution on #1 mill restart capacity – with many options and EAF construction available to fund strategy execution 4

Three Elements of Execution 1 Improve Reliability Improvements in 2 reliability to generate Execute Planned Outages throughput and efficiency benefits Strong execution positions us to extract value from investments 3 Reduce Capital Intensity Post investment horizon … optimization of sustaining capex and maintenance and outage (M&O) 5

Improvements in reliability to generate throughput and efficiency benefits Less Unplanned Downtime on Constrained Assets Reduction in controllable1/2 overhead 1 months Unplanned Downtime in Days increased production Less Unplanned on constrained units Downtime from improved reliability1 Reduction in controllable overhead $200M annual EBITDA opportunity from improved reliability as part of Asset Revitalization2 2016 2017 2018 2019 Base Target Improve Reliability Execute Planned Outages Reduce Capital Intensity 1 Fewer unplanned downtime at each Asset Revitalization steelmaking facility’s constrained unit. 6 2 Commercial benefits plus operational efficiencies. This represents $200 million of the annual $275 - $325 million end of program Asset Revitalization EBITDA targeted benefits.

Strong execution positions us to extract value from investments at the Mon Valley BOP ̶ 85% of Mon Valley BOP Asset ̶ 200k additional tons on a key Reduction in controllable Reduction in controllable Revitalization work complete constrained asset overhead overhead ̶ Source of high quality, low cost ̶ Significant improvement in liquid steel for future endless Standard Overall Equipment casting and rolling line Effectiveness (SOEE) losses Going 2019 Forward 200,000 200,000 Tons Tons (350,000) Tons Run-rate (150,000) Reliability Tons Improvement (excluding increased Reliability Increased Planned Total planned outage days) Improvement Outages Days Improve Reliability Execute Planned Outages Reduce Capital Intensity 7

Strong execution positions us to extract value from investments at the Gary BF #14 Reduction in controllable Reduction in controllable overhead overhead Pulverized Natural Coal ̶ Suite of initiatives to optimize Gas Injection blast furnace fuel rates at Coke Gary Works ̶ Enabled by investment in furnace staves ̶ First upgrades completed in March; final set of replacements in 2H 2019 ̶ Increases use of PCI to displace coke and natural gas +$5M Optimize Fuel Rate YTD Benefit Improve Reliability Execute Planned Outages Reduce Capital Intensity 8

Post investment horizon … optimization of sustaining capex and M&O Current Investment Mix After Strategic Investments Mix $2.5 Billion $1.9 Billion Sustaining Capex + Maintenance & Outage Expense1 Sustaining Capex + Maintenance & Outage Expense1 35% 30% Sustaining Capital Spending Maintenance & Outage Expense 65% 70% ~25% optimization after the completion of strategic investments Improve Reliability Execute Planned Outages Reduce Capital Intensity 9 1 Total enterprise amount

Executing strategic investments in line with expectations On track At risk Off track Run-Rate Execution Technology Investments Investment EBITDA Status Mon Valley Endless Casting & Rolling $1,200M $275M 1 (2019 – 2022 investment) Tubular EAF $280M $80M 2 (2019 – 2020 investment) USSK Dynamo Line 3 (2019 – 2020 investment) $130M $35M TOTAL $1,610M $390M Compelling return on investment from strategic projects 10

Investments in technology generate balanced benefit streams to de-risk value realization

Run Rate EBITDA Contribution from Strategic Projects

$ in millions

Technology Enabled


~$180
~$170
~$30
~$10
~$390
Capability Enhancement
Cost Improvement
Energy Efficiencies
Other
Exit Rate

	Capability Enhancement	Cost Improvement	Energy Efficiencies	Other	Exit Rate
1 Mon Valley Endless Casting & Rolling	✓	✓	✓	✓	
2 Tubular EAF		✓			
3 USSK Dynamo Line	✓				

United States Steel Corporation
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Options available to fund our strategic investments


~$1.6B
2022
~$90M
2021
~$690M
2020
~$610M
2019
~$220M
Investments[1]
by year
~$1.6B
~$400+M
High Yield
Market (opportunistically)
~$300M
Upsize
U.S. ABL
~$280M
USSK Revolver
~$300M
Vendor Supported
Financing
~$300M
Environmental
Revenue Bonds
Financing
Scenario
~6%
expected blended
coupon rate[2]

Flexible and efficient sources of financing

Note: The financing options above are illustrative, and the ultimate sources of financing may differ materially from those above, based on market conditions.

United States Steel Corporation

[1] Includes EAF, Dynamo Line and Endless Casting and Rolling

[2] ~$880M is variable rate based on exposure to EURIBOR / LIBOR; calculation assumes rates as of July 2019

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Second Quarter 2019 Financial Highlights Flat-rolled Adjusted EBITDA1 $ Millions $244 1 $199 • Total second quarter adjusted EBITDA of $278 million Adjusted 1Q 2019 2Q 2019 1 EBITDA 8% 9% Margin: • Quarter-over-quarter Flat-rolled 1 U. S. Steel Europe Adjusted EBITDA1 $ Millions EBITDA improvement of $45 million $52 $13 • Quarter performance ~$30M better Adjusted 1Q 2019 2Q 2019 1 than our expectations EBITDA 7% 2% Margin:  Flat-rolled: Stronger 1 Tubular Adjusted EBITDA $ Millions  U. S. Steel Europe: In-line $21  Tubular: In-line $6 • Adjusted EPS2 of $0.45 Adjusted 1Q 2019 2Q 2019 EBITDA1 6% 2% Margin: 1 Earnings before interest, income taxes, depreciation and amortization; 2 Earnings per diluted share Note: For reconciliation of non-GAAP amounts see Appendix. 13

Recap • Strong execution despite continued challenges • Keeping the business nimble • Maintaining focus to execute long-term strategy 14

Q & A

Closing Remarks

Reconciliation of reported and adjusted diluted EPS ($ / share ) 1Q 2019 2Q 2019 Reported diluted EPS $0.31 $0.39 December 24, 2018 Clairton coke making facility fire 0.16 0.06 Adjusted earnings per diluted share $0.47 $0.45 17

Reconciliation of segment EBITDA Segment EBITDA – Flat-rolled 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes $95 $134 Depreciation 104 110 Flat-rolled Segment EBITDA $199 $244 Segment EBITDA – U. S. Steel Europe 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes $29 ($10) Depreciation 23 23 U. S. Steel Europe Segment EBITDA $52 $13 Segment EBITDA – Tubular 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes $10 ($6) Depreciation 11 12 Tubular Segment EBITDA $21 $6 18

Reconciliation of adjusted EBITDA ($ millions) 1Q 2019 2Q 2019 Reported net earnings attributable to U. S. Steel $54 $68 Income tax provision 8 (7) Net interest and other financial costs 49 54 Reported earnings before interest and income taxes $111 $115 Depreciation, depletion and amortization expense 143 150 EBITDA $254 $265 December 24, 2018 Clairton coke making facility fire 31 13 Adjusted EBITDA $285 $278 19

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com